Exhibit 10.198

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of 4:59PM CST the 17th day of December, 2014 between SH 23HUNDRED TIC, LLC, a Tennessee limited liability company, BGF 23HUNDRED, LLC, a Delaware limited liability company and 23HUNDRED, LLC, a Delaware limited liability company having an address c/o Stonehenge Real Estate Group, LLC, 3200 West End Avenue, Suite 500, Nashville, TN 37203 (collectively, the “Seller”), and Sentinel Acquisitions Corp., a Delaware corporation, having an address of 1251 Avenue of the Americas, New York, New York 10020, or its permitted assigns (said entity and its permitted assigns, the “Purchaser”).

RECITALS:

A.            Seller and Purchaser entered into a Purchase and Sale Agreement dated as of December 10, 2014, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of December 15, 2014 (collectively, the “Agreement”) to sell and purchase the Property.

B.           Seller and Purchaser wish to further amend the Agreement, as specified below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto acknowledge and agree as follows:

1.          All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

2.          Schedule 1.1(a) of the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

3.          The following paragraphs are hereby added to the Agreement as Section 11.25:

(a) Purchaser has received the results of radon tests for units number 2 and 8 in Building 4 (the “Initial Units”) which results exceed the United States Environmental Protection Agency recommended action level of 4.0 pCi/l. (the “Action Level”). Purchaser shall have until December 30, 2014 (subject to force majeure and other factors outside of Purchaser's control, such as the loss of test canisters in the mail or invalid test results) to cause the Initial Units to be retested and to receive the results of such retesting. If the new test results for each of the Initial Units are below the Action Level, or in the event Purchaser fails to retest and receive the results of such tests of the Initial Units on or before December 30, 2014, then the patiies shall proceed to Closing in accordance with the terms hereof. If the new test results for either of the Initial Units reveal radon levels at or above the Action Level (a “High Test Result”), to the extent such results have been timely received and communicated to Seller prior to December 30, 2014, then Purchaser shall be entitled to perform radon tests on such other basement or ground floor units, but not any other units, as Purchaser deems necessary (the “Additional Units”); provided, however, that Purchaser shall both conduct such tests and receive the results thereof within ten (10) days of Purchaser's receipt of the test results of the Initial Units, failing which, Purchaser shall be deemed to have waived its right to conduct such additional testing and shall proceed to Closing in accordance with the terms hereof.

(b) If any radon test of any Initial Unit or Additional Unit results in a High Test Result, then the parties shall nonetheless proceed to Closing in accordance with the terms of the Agreement; provided, however, to the extent such radon test of any Initial Unit or Additional Unit has been performed and results received within the timeframes set forth above, Purchaser shall receive a credit at Closing in the amount of Seven Thousand Dollars ($7,000) per Initial Unit or Additional Unit which tested at a High Test Result. In no event shall Purchaser have any right to terminate this Agreement as a result of the testing hereunder.

4.          Purchaser is hereby deemed to have timely delivered the Notice to Proceed pursuant to Section 3.2 of the Agreement and Purchaser shall have no fmiher rights to terminate the Agreement pursuant to Section 3.2.

5.          Intentionally Omitted.

6.          This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee without reference to the choice of law doctrine of such State.

7.          This Amendment may be executed in any number of identical counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same Amendment. Handwritten signatures to this Amendment transmitted by telecopy or electronic transmission (for example, through use of a Portable Document Format or “PDF” file) shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver to the other party an executed original of this Amendment with its actual signature, but a failure to do so shall not affect the enforceability of this Amendment, it being expressly agreed that each party to this Amendment shall be bound by its own telecopied or electronically transmitted handwritten signature and shall accept the telecopied or electronically transmitted handwritten signature of the other party to this Amendment.

8.          In the event of any inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall prevail.

9.          This Amendment shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and assigns.

10.         Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect. All references to the “Agreement” shall be deemed to be references to the Agreement as amended by this Amendment.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SELLER:

SH 23HUNDRED TIC, LLC, a Tennessee limited liability company

By:	Stonehenge 23Hundred JV Member, LLC, a Tennessee limited liability company, its sole member

	By:	Stonehenge 23Hundred Manager, LLC, a Tennessee limited liability company, its Manager

		By:	Stonehenge Real Estate Group, LLC, a Georgia limited liability company, its Manager

			By:	/s/ Todd Jackovich
Todd Jackovich, its
Manager

BGF 23HUNDRED, LLC, a Delaware limited liability company

By:	Bluerock Growth Fund, LLC, its sole member

	By:	Bluerock Fund Manager, LLC,
its manager

		By:	/s/ Jordan Ruddy
Jordan Ruddy, its
Authorized Signatory

[SIGNATURES CONTINUED ON THE FOLLOWING PAGES]

23HUNDRED, LLC, a Delaware limited liability company

By:	BR Stonehenge 23Hundred JV, LLC, its sole member

	By:	BR Berry Hill Managing Member, LLC, its
manager

		By:	BEMT Berry Hill, LLC, its manager

			By:	Bluerock Residential Holdings,
L.P., its sole member

				By:	Bluerock Residential
Growth REIT, Inc., its
general partner

					By:	/s/ Michael L. Konig
Michael L. Konig, its Senior Vice President and Chief Operating Officer

PURCHASER:

SENTINEL ACQUISITIONS CORP.

By:	/s/ Noel Belli
Name: Noel Belli
Title: Vice President

Exhibit A

LEGAL DESCRIPTION OF THE LAND

Land located in the City of Berry Hill, Davidson County, Tennessee, being described in Deed Book 4065, page 206, Register’s Office for Davidson County, Tennessee, (“RODC'') and being more particularly described as follows:

Remote point of beginning being at the intersection of the South right of way of Bradford Avenue with the East right of way of Franklin Pike (81h Avenue South); thence North 71 degrees 0 minutes 43 seconds East 24.78 feet to a punch being the TRUE POINT OF BEGINNING; thence along said right of way of Bradford Avenue, North 71 degrees 00 minutes 43 seconds East a distance of 325.34 feet to a rebar; thence leaving said right of way and along Melpark Properties Management L.P. in Deed Book 11037, page 674, RODC, TN, South 18 degrees 32 minutes 05 seconds East a distance of 367.81 feet to a concrete monument on the North right of way of Melpark Drive; thence along said Melpark Drive the following courses and distances: South 71 degrees 04 minutes 25 seconds West a distance of 150.08 feet to a rebar; thence, South 74 degrees 00 minutes 07 seconds West a distance of 135.19 feet to a rebar; thence, South 71 degrees 07 minutes 14 seconds West a distance of 40.02 feet to a rebar, thence with a curve to the right having n radius of 25 feet; a central angle 89 degrees 58 minutes 46 seconds and an arc length of 39.26 feet to a concrete monument on the East right of way of Franklin Pike; thence along said right of way Franklin Pike North 18 degrees 30 minutes 00 seconds West 310.77 feet to a rebar; thence with a curve to the right having a radius of 25 feet a central angle of 89 degrees 2 J minutes 25 seconds and an arc length of 38.99 feet to the POINT OF BEGINNING; as shown on survey by Hopkins Surveying Group Drawing Number 2010.84-3 dated April 30, 2010.

Being the same property conveyed to 23Hundred, LLC, by deed from Horsepower, J.V. of record as Instrument No. 20121022-0096447, Register's Office for Davidson County, Tennessee.